United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

July 11, 2016

Date of Report

SWEETS & TREATS, INC.

 (Exact name of Registrant as specified in its Charter)

Delaware	333-196583	47-1391708
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

8444 Reseda Blvd. Suite B

 Northridge, California 91324

 (Address of Principal Executive Offices)

818-272-5987

(Registrant’s Telephone Number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

FORWARD LOOKING STATEMENTS

This Current Report contains certain forward-looking statements, and for this purpose, any statements contained in this Current Report that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate” or “continue” or comparable terminology are intended to identify forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially, depending upon a variety of factors, many of which are not within our control.  These factors include, but are not limited to, economic conditions generally in the United States and internationally, and in the industry and markets in which we have and may participate in the future, competition within our chosen industry or industries, our current and intended business, our assets and plans or lack thereof, the effect of applicable United States and foreign laws, rules and regulations and our failure to successfully develop, compete in and finance our current or intended business operations.

NAME REFERENCES

In this Current Report, references to “SWTS,” the “Company,” “we,” “our,” “us” and words of similar import refer to “Sweets & Treats, Inc.,” the Registrant, which is a Delaware corporation.

Item 5.01 Changes in Control of Registrant

On July 5, 2016, Tiffany Aguayo, the majority shareholder, owning approximately 76.9% of the total issued and outstanding shares of SWTS, entered into two separate Stock Purchase Agreements for the sale of 13,000,000 and 3,000,000 shares of SWTS common stock equivalent to her complete ownership of SWTS with Ying-Chien Lin and Lynx Consulting Group Ltd (“Lynx”), respectively. Pursuant to the execution of the Stock Purchase Agreements, Mr. Lin and Lynx owned approximately 62.5% and 14.4% of the total voting rights of SWTS, respectively. A copy of the Stock Purchase Agreements is filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report, and the foregoing summary should be read with such copy.  No assurance can be given that the Stock Purchase Agreements will be completed.  See Item 9.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 7, 2016, Mr. Lin was elected as Chairman and director, and Mr. Ming-Shu Tsai was elected as director and Co-CEO with Tiffany Aguayo.

Mr. Lin began his professional career as a senior engineer in Unimicron, the largest printed circuit board factory in the world. He was in charge of developing new products and quality assurance, which cultivated his ability in manufacturing, R&D, quality assurance, and engineering. During his years at JoinWell, he entered the touch screens industry, and has since been in a number of roles that involved quality assurance, client management, R&D, sales, marketing and promotion, and sourcing of suppliers. Mr. Lin has had over 12 years of senior management within the touch screens industry.

2

Mr. Tsai began his professional careers as a R&D assistant manager at Young Fast Optoelectronics Co., Ltd., involved with the development and testing the feasibility of new materials and products, and improving the nature and design of original products. Mr. Tsai has held a senior management position at Dongguan Yunyong Machinery Co., Ltd for 5 years with responsibilities including managing the company, establishing strategic plans and implementation of new management systems. Mr. Tsai co-founded Atlas Development Tec Co., Ltd. with Mr. Lin and is responsible for the day to day management of the company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 7, 2016, the Company filed with the Secretary of State of Delaware, amending its Articles of Incorporation by: (1) amending its fiscal year end from July 31 to June 30 and (2) changing the name of the Company to “Atlas Technology International, Inc.”; and amending its Bylaws with a Certificate of Designations designating a total of 510,000 shares of the 1,000,000 shares of authorized and undesignated preferred stock, par value $0.00001, in the following classes: Series A, 10,000 shares; Series B, 250,000 shares; and Series C, 250,000 shares.  The material terms of the Series A, B and C Preferred Stock are summarized below. Such summary does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designations for Preferred Stock Classes Series A, Series B, Series C and Common Stock Class, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference. See Item 9.01.

SERIES A PREFERRED STOCK

DESIGNATION. Ten thousand (10,000) shares of Series A Preferred Stock, par value $0.00001 per share, are authorized pursuant to the Company’s Certificate of Incorporation, as amended (the “Series A Preferred Stock” or “Series A Preferred Shares”).

ISSUANCE AND PRICE. Shares of Series A Preferred Stock may only be issued to statutory officers, members of the Board of Directors and employees of, or consultants to, the Company, or as determined by a unanimous vote of the Board of Directors. Each share of Series A Preferred Stock has an issuance price of U.S.$1,000 (one thousand U.S. dollars). The issuance price may be changed at any time by a unanimous vote of the Board of Directors without an amendment to this Certificate of Designation.

CONVERSION RIGHTS. Shares of Series A Preferred Stock shall have no conversion rights until six months from the date of issuance, after which time each share of Series A Preferred Stock may be converted by the holder into shares of the Common Stock according to the following formula:

3

Each share of Series A Preferred Stock may be converted at the sole election of the holder, at any time beginning six months from the date of its issuance, into shares of the Common Stock according to the following formula:

The sum of total number of issued and outstanding shares of the Common Stock at time of conversion plus the total number of issued and outstanding shares of the Series B Preferred Stock at time of conversion plus the total number of issued and outstanding shares of the Series C Preferred Stock at time of conversion multiplied by two, then divided by the number of issued and outstanding shares of Series A Preferred Stock at the time of conversion.

DIVIDENDS. The shares of Series A Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sole discretion, except that, upon any declaration of a dividend, eighty percent (80%) of the total aggregate value of the dividend shall be distributed to the shares of the Series A Preferred Stock at the time of conversion.

VOTING RIGHTS. For matters in which Delaware law restricts voting only to those shares of this series of Preferred Stock, or only to the shares of the Preferred Stock class as a whole, each share of Series A Preferred Stock shall have five million (5,000,000) votes. For all other matters in which shares of Series A Preferred Stock are legally allowed to vote, the voting rights are as follows: i. if at least one share of Series A Preferred Stock is issued and outstanding, then the total aggregate issued shares of Series A Preferred Stock at any given time, regardless of their number, shall have voting rights equal to eighty percent (80%) of the voting rights of the entire Company; ii. each share of Series A Preferred Stock which is issued and outstanding shall have the voting rights equal to eighty percent (80%) of the voting rights of the entire Company, divided by the number of shares of Series A Preferred Stock issued and outstanding at the time of voting.

LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any other series or class of stock, ninety percent (90%) of the assets of the Company, or liquidated value thereof, which remain after any legally obligated payments are made by the Company, shall be distributed to the holders of the Series A Preferred Stock, with each holder receiving their respective pro rata share of such assets, or liquidated value thereof.

CALL (REDEMPTION) PROVISION. Shares of Series A Preferred Stock are not callable (redeemable).

SENIORITY (RANK). For any purpose other than those specifically delineated above, the Series A Preferred Stock Class shall have seniority, priority and rank over all other classes and series of stock.

4

SEVERABILITY OF PROVISIONS. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

AMENDMENTS. The provisions of Series A Preferred Stock Class may not be amended without the unanimous vote of the Board of Directors and a majority of the shares of the Series A Preferred Stock Class.

SERIES B PREFERRED STOCK

DESIGNATION. Five hundred thousand (250,000) shares of Series B Preferred Stock, par value $0.00001 per share, are authorized pursuant to the Corporation’s Certificate of Incorporation, as amended.

PRICE. The issuance price per share shall be equal to one thousand dollars (US$1,000). The issuance price may be changed at any time by a majority vote of the Board of Directors without an amendment to this Certificate of Designation.

SENIORITY (RANK). For any purpose other than those specifically delineated below, the Series B Preferred Stock Class shall have seniority, priority and rank over all other classes and series of stock except Series A Preferred Stock Class.

DIVIDENDS. The holders of the Series B Preferred Stock shall not be entitled to receive dividends.

CALL (REDEMPTION). Beginning 36 months from the date of issuance (the “Maturity Date”), the Corporation may, at any time, redeem for cash (the “Call”) any and/or all of such issued shares of the Series B Preferred Stock, which cash redemption shall consist of a cash payment of 115% of the price paid per share.

5

PRE-EMPTION OF THE CALL. Upon receipt of a notice by the Corporation to Call, each holder of Series B Preferred Stock shall have the right to convert his/her/its shares to common shares, so long as he/she/it elects to do so within the prescribed conversion process, as described in the notice.

CONVERSION RIGHTS. Each share of Series B Preferred Stock may be convertible, at any time by the respective holder, into the number of shares of the Corporation’s Common Stock, equal to the price paid for the share of Series B Preferred Stock, divided by 10 the par value per share for Common Stock, each share of Series B Preferred Stock would be convertible into 1,000,000 shares of Common Stock. Such conversion shall be deemed to be effective on the business day (the “Conversion Date”) following the receipt by the Corporation of written notice from the holder of the Series B Preferred Stock of the holder's intention to convert the shares of Series B Stock, together with the holder's stock certificate or certificates evidencing the Series B Preferred Stock to be converted.

Following receipt by the Corporation’s duly appointed transfer agent of a notice of conversion to Common Stock from the holder, together with the holder’s stock certificate(s) evidencing the Series B Preferred Stock to be converted, the Corporation’s transfer agent shall issue and deliver to such holder a certificate for the number of shares of Common Stock issuable to the holder pursuant to the holder’s conversion in accordance with the provisions of this Section. The stock certificate(s) evidencing the Common Stock shall be issued, if appropriate, with a restrictive legend indicating that it was issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and that it cannot be transferred or sold unless it is so registered, or an exemption from registration is available. The shares of Common Stock shall be issued in the same name as the person who is the holder of the Series B Preferred Stock unless the holder assigns such shares to another person or entity and, in the opinion of counsel to the Corporation, such issuance to another person or entity can be made in compliance with applicable securities laws.

All shares of Common Stock delivered upon conversion of the Series B Preferred Stock as provided herein shall be duly and validly issued and fully paid and non-assessable. Effective as of the conversion date, such converted shares of the Series B Preferred Stock shall no longer be deemed to be outstanding and all rights of the holder with respect to such shares shall immediately terminate except the right to receive the shares of Common Stock issuable upon such conversion.

The Corporation covenants that, within 30 days of receipt of a conversion notice from any holder of shares of Series B Preferred Stock wherein which such conversion would create more shares of Common Stock than are authorized, the Corporation will increase the authorized number of shares of Common Stock sufficient to allow for such conversion.

LIQUIDATION PREFERENCE. In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Series B Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets are stated capital or surplus of any nature, an amount up to $1,000 per share before any payment shall be made or any assets distributed to the holders of Common Stock or any other class or series of the Corporation’s capital stock except Series A Preferred Stock.

6

The entire assets of the Corporation available for distribution after the liquidation preferences of the Series A Preferred Stock are fully met shall be distributed ratably among the holders of the Series B Preferred Stock, up to a maximum of $1,000 per share. Neither an acquisition by, nor a consolidation or merger of the Corporation with, another corporation – even if the Corporation is the non-surviving entity – nor a sale or transfer of all or part of the Corporation’s assets for cash, securities or other property, will be considered a liquidation, dissolution or winding up of the Corporation.

VOTING RIGHTS. No voting rights attach to the Series B Preferred Stock, except as required by Florida law, in which case each share shall have ten (10) votes.

STATUS OF ACQUIRED SHARES. Shares of Series B Preferred Stock called (redeemed) by the Corporation, will be restored to the status of authorized but unissued shares of Series B Preferred Stock.

PROTECTION PROVISIONS. So long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval of a majority of the holders: (a) alter or change the rights, preferences or privileges of the Series B Preferred Stock; (b) alter or change the rights, preferences or privileges of any capital stock of the Corporation so as to affect adversely the Series B Preferred Stock; (c) create any pari passu Securities; or (d) increase the authorized number of shares of Series B Preferred Stock.

SEVERABILITY OF PROVISIONS. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

SERIES C PREFERRED STOCK

DESIGNATION. Five hundred thousand (250,000) shares of Series C Preferred Stock, par value $0.00001 per share, are authorized pursuant to the Corporation’s Certificate of Incorporation, as amended (the “Series C Preferred Stock”).

PRICE. The issuance price per share shall be equal to one thousand dollars (US$1,000). The issuance price may be changed at any time by a majority vote of the Board of Directors without an amendment to this Certificate of Designation. Consideration accepted as payment for Series C Preferred Shares shall include cash, and any other consideration as determined by a majority vote of the Board of Directors in a share issuance resolution at any meeting or action without meeting.

SENIORITY (RANK). For any purpose other than those specifically delineated below, the Series C Preferred Stock Class shall have seniority, priority and rank over all other classes and series of stock except Series A and Series B Preferred Stock Classes.

DIVIDENDS. The holders of the Series C Preferred Stock shall not be entitled to receive dividends.

CALL (REDEMPTION). Beginning 36 months from the date of issuance (the “Maturity Date”), the Corporation may, at any time, redeem for cash (the “Call”) any and/or all of such issued shares of the Series C Preferred Stock, which cash redemption shall consist of a cash payment of 115% of the price paid per share.

PRE-EMPTION OF THE CALL. Upon receipt of a notice by the Corporation to Call, each holder of Series C Preferred Stock shall have the right to convert his/her/its shares to common shares, so long as he/she/it elects to do so within the prescribed conversion process, as described in the notice.

CONVERSION RIGHTS. Each share of Series C Preferred Stock may be convertible, at any time by the respective holder, into the number of shares of the Corporation’s Common Stock, equal to the price paid for the share of Series C Preferred Stock, divided by 100 times the par value per share for Common Stock, each share of Series C Preferred Stock would be convertible into 100,000 shares of Common Stock. Such conversion shall be deemed to be effective on the business day (the “Conversion Date”) following the receipt by the Corporation of written notice from the holder of the Series C Preferred Stock of the holder's intention to convert the shares of Series C Stock, together with the holder's stock certificate or certificates evidencing the Series C Preferred Stock to be converted. Following receipt by the Corporation’s duly appointed transfer agent of a notice of conversion to Common Stock from the holder, together with the holder’s stock certificate(s) evidencing the Series C Preferred Stock to be converted, the Corporation’s transfer agent shall issue and deliver to such holder a certificate for the number of shares of Common Stock issuable to the holder pursuant to the holder’s conversion in accordance with the provisions of this Section. The stock certificate(s) evidencing the Common Stock shall be issued, if appropriate, with a restrictive legend indicating that it was issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and that it cannot be transferred or sold unless it is so registered, or an exemption from registration is available. The shares of Common Stock shall be issued in the same name as the person who is the holder of the Series C Preferred Stock unless the holder assigns such shares to another person or entity and, in the opinion of counsel to the Corporation, such issuance to another person or entity can be made in compliance with applicable securities laws. All shares of Common Stock delivered upon conversion of the Series C Preferred Stock as provided herein shall be duly and validly issued and fully paid and non-assessable. Effective as of the conversion date, such converted shares of the Series C Preferred Stock shall no longer be deemed to be outstanding and all rights of the holder with respect to such shares shall immediately terminate except the right to receive the shares of Common Stock issuable upon such conversion. The Corporation covenants that, within 30 days of receipt of a conversion notice from any holder of shares of Series C Preferred Stock wherein which such conversion would create more shares of Common Stock than are authorized, the Corporation will increase the authorized number of shares of Common Stock sufficient to allow for such conversion.

LIQUIDATION PREFERENCE. In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Series C Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets are stated capital or surplus of any nature, an amount up to $1,000 per share before any payment shall be made or any assets distributed to the holders of Common Stock or any other class or series of the Corporation’s capital stock except Series A Preferred Stock. The entire assets of the Corporation available for distribution after the liquidation preferences of the Series A Preferred Stock and the Series B Preferred Stock are fully met, shall be distributed ratably among the holders of the Series C Preferred Stock, up to a maximum of $1,000 per share. Neither an acquisition by, nor a consolidation or merger of the Corporation with, another corporation – even if the Corporation is the non-surviving entity – nor a sale or transfer of all or part of the Corporation’s assets for cash, securities or other property, will be considered a liquidation, dissolution or winding up of the Corporation.

VOTING RIGHTS. No voting rights attach to the Series C Preferred Stock, except as required by Delaware law, in which case each share shall have ten (10) votes.

STATUS OF ACQUIRED SHARES. Shares of Series C Preferred Stock called (redeemed) by the Corporation, will be restored to the status of authorized but unissued shares of Series C Preferred Stock.

PROTECTION PROVISIONS. So long as any shares of Series C Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval of a majority of the holders: (a) alter or change the rights, preferences or privileges of the Series C Preferred Stock; (b) alter or change the rights, preferences or privileges of any capital stock of the Corporation so as to affect adversely the Series C Preferred Stock; (c) create any pari passu Securities; or (d) increase the authorized number of shares of Series C Preferred Stock.

SEVERABILITY OF PROVISIONS. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

7

9.01 Financial Statements and Exhibits

(a)	Exhibits.

Exhibit No. Exhibit Description

3.1 Certificate of Designations

10.1 Stock Purchase Agreement

10.2 Stock Purchase Agreement

8

Documents Incorporated by Reference

Exhibit No.	Title of Document	Location if other than attached hereto
3.1	Certificate of Incorporation	Form S-1 Registration Statement filed with the SEC on May 26, 2015
3.2	Bylaws	Form S-1 Registration Statement filed with the SEC on May 26, 2015
99.1	Registration Statement	Form S-1 Registration Statement filed with the SEC on May 26, 2015

9

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SWEETS & TREATS, INC.

Date:	July 11, 2016	By:	/s/ Tiffany Aguayo
Tiffany Aguayo
Chief Executive Officer, CFO and Director

10